                                  EXHIBIT 10.25


                                 FIRST AMENDMENT
                                     TO THE
                             VALLEY INDEPENDENT BANK
                          SALARY CONTINUATION AGREEMENT
                                       FOR
                                WILLIAM F. HENLE


       THIS AMENDMENT is adopted this 1st day of July, 2002, by and between VALLEY INDEPENDENT BANK, located in El Centro, California (the "Company") and WILLIAM F. HENLE (the "Executive").

       The Company and the Executive executed the VALLEY INDEPENDENT BANK SALARY CONTINUATION AGREEMENT on January 1, 2001 (the "Agreement"). The undersigned hereby amends, in part, said Agreement to update the Executive's Normal Retirement Benefit according to the terms of Section 2.1.1 of the Agreement, which will also change the amounts on Schedule A attached to said Agreement, to clarify the Change of Control and Death Benefit and to update the Agreement for recent regulatory changes. Therefore, the following revisions shall be made:A

       Article 1.3 of the Agreement shall be deleted in its entirety and replaced by Article 1.3 below.

       1.3 "Disability" means the Executive suffering a sickness, accident or injury which has been determined by the carrier of any individual or group-disability insurance policy covering the Executive, or by the Social Security Administration, to be a disability rendering the Executive totally and permanently disabled. The Executive must submit proof to the Company of the carrier's or Social Security Administration's determination upon the request of the Company.

       Article 2.1.1 of the Agreement shall be deleted in its entirety and replaced by Article 2.1.1 below.

              2.1.1 Amount of Benefit. The annual benefit under this Section 2.1 is $163,200 (One Hundred Sixty-three Thousand Two Hundred Dollars). Commencing at the end of the first Plan Year, and each Plan Year thereafter, the annual benefit shall be increased 6 percent from the previous Plan Year to a projected annual benefit of $292,266 (Two Hundred Ninety-two Thousand Two Hundred Sixty-six Dollars) at Normal Retirement Age. Each February this benefit shall be reviewed and any additional increase in the annual benefit shall require the recalculation of Schedule A.

       Article 2.4.1 of the Agreement shall be deleted in its entirety and replaced by Article 2.4.1 below.

              2.4.1 Amount of Benefit. The benefit under this Section 2.4 is the Change of Control Annual Benefit set forth in Schedule A for the Plan Year in which Termination of Employment occurs, determined by vesting the

Executive in the Normal Retirement Benefit Level for the current Plan Year.

       Article 2.4.4 below shall be added to the Agreement.

              2.4.4 Benefit Increases. Commencing on the first anniversary of the first benefit payment, and continuing on each subsequent anniversary, the Company's Board of Directors shall increase this Change of Control annual benefit by 3 percent (3%).

       Article 3.1 of the Agreement shall be deleted in its entirety and replaced by Article 3.1 below.

       3.1 Death Benefit. The Company shall pay to the Executive's beneficiary the death benefit described in the Split Dollar Agreement and Endorsement attached as Addendum A between the Company and the Executive.

       Articles 6.1 and 6.2 of the Agreement shall be deleted in its entirety and replaced by Articles 6.1 and 6.2 below.

       6.1 Claims Procedure. Any Executive or beneficiary who has not received benefits under this Agreement that he or she believes should be paid ("claimant") shall make a claim for such benefits as follows:

              6.1.1 Initiation - Written Claim. The claimant initiates a claim by submitting to the Company a written claim for the benefits.

              6.1.2 Timing of Company Response. The Company shall respond to such claimant within 90 days after receiving the claim. If the Company determines that special circumstances require additional time for processing the claim, the Company can extend the response period by an additional 90 days by notifying the claimant in writing, prior to the end of the initial 90-day period, that an additional period is required. The notice of extension must set forth the special circumstances and the date by which the Company expects to render its decision.

              6.1.3 Notice of Decision. If the Company denies part or all of the claim, the Company shall notify the claimant in writing of such denial. The Company shall write the notification in a manner calculated to be understood by the claimant. The notification shall set forth:

                      (a) The specific reasons for the denial,

                      (b) A reference to the specific provisions of the
              Agreement on which the denial is based,

                      (c) A description of any additional information or
              material necessary for the claimant to perfect the claim and an explanation of why it is needed,

                      (d) An explanation of the Agreement's review procedures
              and the time limits applicable to such procedures, and

                      (e) A statement of the claimant's right to bring a civil
              action under ERISA Section 502(a) following an adverse benefit determination on review.

       6.2 Review Procedure. If the Company denies part or all of the claim, the claimant shall have the opportunity for a full and fair review by the Company of the denial, as follows:

              6.2.1 Initiation - Written Request. To initiate the review, the claimant, within 60 days after receiving the Company's notice of denial, must file with the Company a written request for review.

              6.2.2 Additional Submissions - Information Access. The claimant shall then have the opportunity to submit written comments, documents, records and other information relating to the claim. The Company shall also provide the claimant, upon request and free of charge, reasonable access to, and copies of, all documents, records and other information relevant (as defined in applicable ERISA regulations) to the claimant's claim for benefits.

              6.2.3 Considerations on Review. In considering the review, the Company shall take into account all materials and information the claimant submits relating to the claim, without regard to whether such information was submitted or considered in the initial benefit determination.

              6.2.4 Timing of Company Response. The Company shall respond in writing to such claimant within 60 days after receiving the request for review. If the Company determines that special circumstances require additional time for processing the claim, the Company can extend the response period by an additional 60 days by notifying the claimant in writing, prior to the end of the initial 60-day period, that an additional period is required. The notice of extension must set forth the special circumstances and the date by which the Company expects to render its decision.

              6.2.5 Notice of Decision. The Company shall notify the claimant in writing of its decision on review. The Company shall write the notification in a manner calculated to be understood by the claimant. The notification shall set forth:

                      (a) The specific reasons for the denial,

                      (b) A reference to the specific provisions of the
              Agreement on which the denial is based,

                      (c) A statement that the claimant is entitled to receive,
              upon request and free of charge, reasonable access to, and copies of, all documents, records and other information relevant (as defined in applicable ERISA regulations) to the claimant's claim for benefits, and

                      (d) A statement of the claimant's right to bring a civil
              action under ERISA Section 502(a).

       Schedule A of the Agreement shall be deleted in its entirety and replaced by the attached Schedule A.

       IN WITNESS OF THE ABOVE, the Executive and the Company hereby consent to this First Amendment.

EXECUTIVE:                              VALLEY INDEPENDENT BANK

/s/ WILLIAM F. HENLE                    BY /s/ DENNIS L. KERN
--------------------------------           ------------------------------------
WILLIAM F. HENLE
                                        TITLE  PRESIDENT & CEO
                                              ---------------------------------

                                   SCHEDULE A

                             FIRST AMENDMENT TO THE
                             VALLEY INDEPENDENT BANK
                          SALARY CONTINUATION AGREEMENT

                                WILLIAM F. HENLE


----------------------------------------------------------------------------------------------------
                                                              EARLY       DISABILITY     CHANGE OF
                                                EARLY      TERMINATION      ANNUAL        CONTROL
       PLAN                                    TERMIN-       ANNUAL        BENEFIT        ANNUAL
       YEAR                                     ATION        BENEFIT        PAYABLE       BENEFIT
      ENDING           BENEFIT     ACCRUAL     VESTING       PAYABLE        WITHIN        PAYABLE
     DECEMBER           LEVEL      BALANCE     SCHEDULE    IMMEDIATELY     ONE YEAR     IMMEDIATELY
----------------------------------------------------------------------------------------------------
                      Rollover       73,660
----------------------------------------------------------------------------------------------------
       2002            163,200      113,194       80%        130,560       292,266        163,200
----------------------------------------------------------------------------------------------------
       2003            172,992      203,326       90%        155,693       292,266        172,992
----------------------------------------------------------------------------------------------------
       2004            183,372      308,816      100%        183,372       292,266        183,372
----------------------------------------------------------------------------------------------------
       2005            194,374      432,909      100%        194,374       292,266        194,374
----------------------------------------------------------------------------------------------------
       2006            206,036      579,816      100%        206,036       292,266        206,036
----------------------------------------------------------------------------------------------------
       2007            218,398      755,168      100%        218,398       292,266        218,398
----------------------------------------------------------------------------------------------------
       2008            231,502      966,839      100%        231,502       292,266        231,502
----------------------------------------------------------------------------------------------------
       2009            245,392    1,226,620      100%        245,392       292,266        245,392
----------------------------------------------------------------------------------------------------
       2010            260,116    1,554,306      100%        260,116       292,266        260,116
----------------------------------------------------------------------------------------------------
       2011            275,723    1,991,587      100%        275,723       292,266        275,723
----------------------------------------------------------------------------------------------------
    July 2012*         292,266    2,401,295      100%        292,266       292,266        292,266
----------------------------------------------------------------------------------------------------

*Final Plan Year ends in the month in which Normal Retirement Age is attained.

Assumes an implementation date of July 1, 2002. The first line of calculations reflects 6 months of data, July 2002 through December 2002.

Benefit amount based on a beginning compensation of $163,200 inflating at 6.00% each year to $292,266 at retirement. Annual Benefit payment of $292,266 is 100% of projected final compensation. Benefit amount also includes a 3.00% guaranteed inflator during the payout period.

                                 FIRST AMENDMENT
                                     TO THE
                             VALLEY INDEPENDENT BANK
                             SPLIT DOLLAR AGREEMENT
                                       FOR
                                WILLIAM F. HENLE
                                       AND
                             ASSIGNMENT OF INTEREST


       THIS AMENDMENT and ASSIGNMENT is adopted this 1st day of July, 2002, by and between VALLEY INDEPENDENT BANK, located in El Centro, California (the "Company") and WILLIAM F. HENLE (the "Executive").

       The Company and the Executive executed the VALLEY INDEPENDENT BANK SPLIT DOLLAR AGREEMENT and SPLIT DOLLAR POLICY ENDORSEMENT on January 1, 2001, and January 11, 2001, respectively (the "Agreement").

       The undersigned hereby amends, in part, said Agreement to update the split dollar death benefit under the Agreement and to update the Agreement for recent regulatory changes. Therefore, the following revisions shall be made:

       Article 2.2 of the Agreement shall be deleted in its entirety and replaced by Article 2.2 below.

              2.2 Executive's Interest. The Executive shall have the right to designate the beneficiary of death proceeds of the Policy in the amount of $2,401,295. The Executive shall also have the right to elect and change settlement options that may be permitted.

       Articles 6.1 and 6.2 of the Agreement shall be deleted in its entirety and replaced by Articles 6.1 and 6.2 below.

       6.1 Claims Procedure. Any Executive or beneficiary who has not received benefits under this Agreement that he or she believes should be paid ("claimant") shall make a claim for such benefits as follows:

              6.1.1 Initiation - Written Claim. The claimant initiates a claim by submitting to the Company a written claim for the benefits.

              6.1.2 Timing of Company Response. The Company shall respond to such claimant within 90 days after receiving the claim. If the Company determines that special circumstances require additional time for processing the claim, the Company can extend the response period by an additional 90 days by notifying the claimant in writing, prior to the end of the initial 90-day period, that an additional period is required. The notice of extension must set forth the special circumstances and the date by which the Company expects to render its decision.

              6.1.3 Notice of Decision. If the Company denies part or all of the claim, the Company shall notify the claimant in writing of such denial. The Company shall write the notification in a manner calculated to be understood by the claimant. The notification shall set forth:

                      (a) The specific reasons for the denial,

                      (b) A reference to the specific provisions of the Agreement on which the denial is based,

                      (c) A description of any additional information or material necessary for the claimant to perfect the claim and an explanation of why it is needed,

                      (d) An explanation of the Agreement's review procedures and the time limits applicable to such procedures, and

                      (e) A statement of the claimant's right to bring a civil action under ERISA Section 502(a) following an adverse benefit determination on review.

       6.2 Review Procedure. If the Company denies part or all of the claim, the claimant shall have the opportunity for a full and fair review by the Company of the denial, as follows:

              6.2.1 Initiation - Written Request. To initiate the review, the claimant, within 60 days after receiving the Company's notice of denial, must file with the Company a written request for review.

              6.2.2 Additional Submissions - Information Access. The claimant shall then have the opportunity to submit written comments, documents, records and other information relating to the claim. The Company shall also provide the claimant, upon request and free of charge, reasonable access to, and copies of, all documents, records and other information relevant (as defined in applicable ERISA regulations) to the claimant's claim for benefits.

              6.2.3 Considerations on Review. In considering the review, the Company shall take into account all materials and information the claimant submits relating to the claim, without regard to whether such information was submitted or considered in the initial benefit determination.

              6.2.4 Timing of Company Response. The Company shall respond in writing to such claimant within 60 days after receiving the request for review. If the Company determines that special circumstances require additional time for processing the claim, the Company can extend the response period by an additional 60 days by notifying the claimant in writing, prior to the end of the initial 60-day period, that an additional period is required. The notice of extension must set forth the special circumstances and the date by which the Company expects to render its decision.

              6.2.5 Notice of Decision. The Company shall notify the claimant in writing of its decision on review. The Company shall write the notification in a manner calculated to be understood by the claimant. The notification shall set forth:

                      (a) The specific reasons for the denial,

                      (b) A reference to the specific provisions of the Agreement on which the denial is based,

                      (c) A statement that the claimant is entitled to receive, upon request and free of charge, reasonable access to, and copies of, all documents, records and other information relevant (as defined in applicable ERISA regulations) to the claimant's claim for benefits, and

                      (d) A statement of the claimant's right to bring a civil action under ERISA Section 502(a).

       In addition, the Executive hereby assigns, transfers and conveys all rights and interests in the death benefit under the Agreement to Thomas N. Henle as Trustee of THE WILLIAM F. HENLE 2001 INSURANCE TRUST dated May 6, 2002 (the "Trust") or the Trust's transferee. The Executive also hereby assigns, transfers and conveys to the Trust any and all rights and interests the Executive may have in life insurance policy number ZUA384716 issued by West Coast Life Insurance Company insuring the life of the Executive.

       The Split Dollar Policy Endorsement shall be replaced by the attached Split Dollar Policy Endorsement.

       IN WITNESS OF THE ABOVE, the Executive and the Company hereby consent to this First Amendment and acknowledge this Assignment of Interest.

EXECUTIVE:                              VALLEY INDEPENDENT BANK

/s/ WILLIAM F. HENLE                    BY /s/ DENNIS L. KERN
--------------------------------           ------------------------------------
WILLIAM F. HENLE
                                        TITLE  PRESIDENT & CEO
                                              ---------------------------------

                   ADDENDUM A SPLIT DOLLAR POLICY ENDORSEMENT
                 VALLEY INDEPENDENT BANK SPLIT DOLLAR AGREEMENT


Policy No. ZUA384716                            Insured: William F. Henle

Supplementing and amending the application for insurance to West Coast Life Insurance Company (the "Insurer"), the applicant requests and directs that:

                                  BENEFICIARIES

       1. VALLEY INDEPENDENT BANK, a state-chartered commercial bank located in El Centro, California (the "Company"), shall be the beneficiary of death proceeds remaining after payment is made pursuant to paragraph (2) below.

       2. The beneficiary of death proceeds in the amount of $2,401,295 shall be designated by Thomas N. Henle as Trustee of THE WILLIAM F. HENLE 2001 INSURANCE TRUST dated May 6, 2002 (the "Trust") or the Trust's transferee.

                                    OWNERSHIP

       3. The Owner of the policy shall be the Company. The Owner shall have all ownership rights in the Policy except as may be specifically granted to the Trust or its transferee in paragraph (4) of this endorsement.

       4. The Trust or its transferee shall have the right to assign its rights and interests in the Policy with respect to that portion of the death proceeds designated in paragraph (2) of this endorsement, and to exercise all settlement options with respect to such death proceeds.

               MODIFICATION OF ASSIGNMENT PROVISIONS OF THE POLICY

Upon the death of the Insured, the interest of any collateral assignee of the Owner of the Policy designated in (3) above shall be limited to the portion of the proceeds described in paragraph (1) above.

                                OWNERS AUTHORITY

The Insurer is hereby authorized to recognize the Owner's claim to rights hereunder without investigating the reason for any action taken by the Owner, including its statement of the amount of premiums it has paid on the Policy. The signature of the Owner shall be sufficient for the exercise of any rights under this Endorsement and the receipt of the Owner for any sums received by it shall be a full discharge and release therefore to the Insurer. The owner accepts and agrees to this split dollar endorsement.

Any transferee's rights shall be subject to this Endorsement.

The undersigned is signing in a representative capacity and warrants that he or she has the authority to bind the entity on whose behalf this document is being executed.

Signed at El Centro, California, this 1st day of July, 2002.

VALLEY INDEPENDENT BANK

By /s/ Dennis L. Kern
--------------------------------
Title  President & CEO
      --------------------------


                     ACCEPTANCE AND BENEFICIARY DESIGNATION

The Trust accepts and agrees to the foregoing as direct beneficiary of the portion of the proceeds described in paragraph (2) above.

Signed at Danville, California, this 23rd day of July, 2002.

TRUST:

THE WILLIAM F. HENLE 2001 INSURANCE TRUST

BY /s/ THOMAS N. HENLE
--------------------------------
       THOMAS N. HENLE, TRUSTEE

                                 FIRST AMENDMENT
                                     TO THE
                             VALLEY INDEPENDENT BANK
                            EXECUTIVE BONUS AGREEMENT
                                       FOR
                                WILLIAM F. HENLE


       THIS AMENDMENT is adopted this 1st day of July, 2002, by and between VALLEY INDEPENDENT BANK, located in El Centro, California (the "Company") and WILLIAM F. HENLE (the "Executive").

       The Company and the Executive executed the VALLEY INDEPENDENT BANK EXECUTIVE BONUS AGREEMENT on July 2, 2002, (the "Agreement"). The undersigned hereby amends, in part, said Agreement to define the Bonus Award in lieu of a schedule that was previously attached to the Agreement and update for recent regulatory changes. Therefore, the following revisions shall be made:

       Article 1.4 of the Agreement shall be deleted in its entirety and replaced by Article 1.4 below.

       1.4 "Disability" means the Executive suffering a sickness, accident or injury which has been determined by the carrier of any individual or group-disability insurance policy covering the Executive, or by the Social Security Administration, to be a disability rendering the Executive totally and permanently disabled. The Executive must submit proof to the Company of the carrier's or Social Security Administration's determination upon the request of the Company.

       Article 1.6 of the Agreement shall be deleted and replaced by Article 1.6 below.

       1.6 "Normal Retirement Age" means the Executive's 62nd birthday.

       Article 2.1.1 of the Agreement shall be deleted in its entirety and replaced by Article 2.1.1 below.

       1.1 Bonus Award. The Company shall pay the Executive a cash Bonus for each Plan Year until the Executive's death unless this Agreement is terminated. The amount of the bonus shall be equal to the Executive's economic benefit under a separate Split Dollar Agreement dated January 1, 2001, between the Executive and the Company, divided by one minus the Company's combined marginal income tax rate for the calendar year immediately preceding such payment. The Company shall pay such Bonus award prior to December 31 of each year.

       Article 5 of the Agreement shall be deleted in its entirety and replaced by Article 5 below.

       This Agreement may be amended or terminated only by a written agreement signed by the Company and the Executive. However, this Agreement will automatically terminate upon the termination of the separate Split Dollar Agreement executed January 1, 2001, between the Executive and the Company.

       The following Article 7 shall be added to the Agreement.

                                    Article 7
                           Claims and Review Procedure

       7.1 Claims Procedure. Any Executive or beneficiary who has not received benefits under this Agreement that he or she believes should be paid ("claimant") shall make a claim for such benefits as follows:

              7.1.1 Initiation - Written Claim. The claimant initiates a claim by submitting to the Company a written claim for the benefits.

              7.1.2 Timing of Company Response. The Company shall respond to such claimant within 90 days after receiving the claim. If the Company determines that special circumstances require additional time for processing the claim, the Company can extend the response period by an additional 90 days by notifying the claimant in writing, prior to the end of the initial 90-day period, that an additional period is required. The notice of extension must set forth the special circumstances and the date by which the Company expects to render its decision.

              7.1.3 Notice of Decision. If the Company denies part or all of the claim, the Company shall notify the claimant in writing of such denial. The Company shall write the notification in a manner calculated to be understood by the claimant. The notification shall set forth:

                      (a) The specific reasons for the denial,

                      (b) A reference to the specific provisions of the Agreement on which the denial is based,

                      (c) A description of any additional information or material necessary for the claimant to perfect the claim and an explanation of why it is needed,

                      (d) An explanation of the Agreement's review procedures and the time limits applicable to such procedures, and

                      (e) A statement of the claimant's right to bring a civil action under ERISA Section 502(a) following an adverse benefit determination on review.

       7.2 Review Procedure. If the Company denies part or all of the claim, the claimant shall have the opportunity for a full and fair review by the Company of the denial, as follows:

              7.2.1 Initiation - Written Request. To initiate the review, the claimant, within 60 days after receiving the Company's notice of denial, must file with the Company a written request for review.

              7.2.2 Additional Submissions - Information Access. The claimant shall then have the opportunity to submit written comments, documents, records and other information relating to the claim. The Company shall also provide the claimant, upon request and free of charge, reasonable access to, and copies of, all documents, records and other information relevant (as defined in applicable ERISA regulations) to the claimant's claim for benefits.

              7.2.3 Considerations on Review. In considering the review, the Company shall take into account all materials and information the claimant submits relating to the claim, without regard to whether such information was submitted or considered in the initial benefit determination.

              7.2.4 Timing of Company Response. The Company shall respond in writing to such claimant within 60 days after receiving the request for review. If the Company determines that special circumstances require additional time for processing the claim, the Company can extend the response period by an additional 60 days by notifying the claimant in writing, prior to the end of the initial 60-day period, that an additional period is required. The notice of extension must set forth the special circumstances and the date by which the Company expects to render its decision.

              7.2.5 Notice of Decision. The Company shall notify the claimant in writing of its decision on review. The Company shall write the notification in a manner calculated to be understood by the claimant. The notification shall set forth:

                      (a) The specific reasons for the denial,

                      (b) A reference to the specific provisions of the Agreement on which the denial is based,

                      (c) A statement that the claimant is entitled to receive, upon request and free of charge, reasonable access to, and copies of, all documents, records and other information relevant (as defined in applicable ERISA regulations) to the claimant's claim for benefits, and

                      (d) A statement of the claimant's right to bring a civil action under ERISA Section 502(a).

       Schedule A of the Agreement shall be deleted in its entirety.

       IN WITNESS OF THE ABOVE, the Executive and the Company hereby consent to this First Amendment.

EXECUTIVE:                              VALLEY INDEPENDENT BANK

/s/ WILLIAM F. HENLE                    BY /s/ DENNIS L. KERN
--------------------------------           ------------------------------------

WILLIAM F. HENLE
                                        TITLE  PRESIDENT & CEO
                                              ---------------------------------